UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 23, 2009

RAMCO-GERSHENSON PROPERTIES TRUST
(Exact name of registrant as specified in its Charter)

Maryland	1-10093	13-6908486
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

31500 Northwestern Highway, Suite 300, Farmington Hills, Michigan	48334
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(248) 350-9900

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02            Results of Operations and Financial Condition.

On February 23, 2009, Ramco-Gershenson Properties Trust (the “Company”) issued a quarterly financial supplement containing financial and operating statistics of the Company (“Quarterly Supplement”) for the three and twelve months ended December 31, 2008.  A copy of the Quarterly Supplement is filed herewith as Exhibit 99.2 and is hereby incorporated by reference.

Item 7.01            Regulation FD Disclosure.

On February 23, 2009, the Trust made available on its website a quarterly financial supplement containing financial and operating statistics for the three and twelve months ended December 31, 2008.  A copy of the quarterly financial supplement is attached hereto as Exhibit 99.2 and is hereby incorporated by reference.

Item 9.01            Financial Statements and Exhibits

(d)	Exhibits.

	99.2	Ramco-Gershenson Properties Trust Quarterly Supplement for the three and twelve months ended December 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAMCO-GERSHENSON PROPERTIES TRUST

Date: February 23, 2009	By:	/s/ Richard J. Smith
Richard J. Smith
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.2	Ramco-Gershenson Properties Trust Quarterly Supplement for the three and twelve months ended December 31, 2008.

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